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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-17217



                                EQ ADVISORS TRUST

                    SUPPLEMENT DATED DECEMBER 14, 1999 TO THE
                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED AUGUST 30, 1999


This Supplement updates certain information contained in the above-dated Statement of Additional Information of EQ Advisors Trust ("Trust") regarding compensation of the Trust's Board of Trustees. You may obtain a copy of the Trust's Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.

The information provided below should replaced that located in the section entitled "Compensation of the Trustees":

        Effective December 1, 1999, each Trustee, other than those who are "interested persons" of the Trust (as defined in the 1940 Act), will receive from the Trust an annual fee of $40,000 plus (i) an additional fee of $4,000 for each regularly-scheduled Board meeting attended, (ii) $2,000 for each special Board or special Committee meeting attended, and
        (iii) $1,000 for each telephone or other Committee meeting attended. The Lead Trustee and certain special committee chairs will receive additional compensation.